UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2014

SOLANBRIDGE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland	0-49632	98-0361151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9595 Six Pines Drive, Suite 8210, The Woodlands, Texas	77860-1642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 225-1372

11811 North Freeway, Ste 500, Houston, TX 77060-3287
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 1, 2014, Solanbridge Group Inc. (the “Company”) moved its corporate office to 9595 Six Pines Drive, Suite 8210, The Woodlands, Texas 77380-1642.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOLANBRIDGE GROUP, INC.

Date: November 07, 2014	By:	/s/ Charles R. Shirley
Charles R. Shirley, CEO